SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
October 24, 2005
ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-15749 (Commission File Number)	31-1429215 (IRS Employer Identification No.)
17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)
(972) 348-5100
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01. Regulation FD Disclosure
     On October 24, 2005 Alliance Data Systems Corporation (the “Company”) issued a press release announcing that it will host an investor teach-in conference call on October 24, 2005 at 4:30 p.m. (Eastern) to discuss the Company’s private label business, including related growth opportunities, drivers of the business and frequently asked questions. A copy of this press release and the presentation to be provided in the teach-in conference call are furnished as Exhibits 99.1 and 99.2.
ITEM 9.01. Financial Statements and Exhibits
(c)	Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated October 24, 2005 announcing that the Company will host an investor teach-in conference call.
99.2	Presentation to be provided in the October 24, 2005 investor teach-in conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: October 24, 2005	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated October 24, 2005 announcing that the Company will host an investor teach-in conference call.
99.2	Presentation to be provided in the October 24, 2005 investor teach-in conference call.

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